ANNUAL REPORT
MAY 31, 2002

PRUDENTIAL
Natural Resources Fund, Inc.

FUND TYPE
Sector stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(Logo)Prudential Financial

Prudential Natural Resources Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Natural Resources Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily in equity-related securities of domestic and foreign companies that own, explore, mine, process, or otherwise develop natural resources or provide goods and services with respect to natural resources, and in asset-based securities, the terms of which are related to the market value of an underlying asset such as a natural resource. These resources include precious metals; ferrous and nonferrous metals; strategic metals; hydrocarbons such as oil, gas, and coal; and timber, land, undeveloped real property, and agricultural commodities. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 5/31/02
         48.9%    Energy
         43.1     Materials
          2.2     Financials
          0.8     Consumer Staples
          0.4     Industrials
          4.6     Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 5/31/02
     4.4%     BJ Services Co.
              Energy Equipment & Services
     4.0      Smith International, Inc.
              Energy Equipment & Services
     3.9      Western Gas Resources, Inc.
              Oil & Gas
     3.6      Impala Platinum Holdings Ltd.
              Metals & Mining
     3.6      Anglo American Platinum Corp., Ltd.
              Metals & Mining
     2.9      Apex Silver Mines Ltd.
              Metals & Mining
     2.9      Stillwater Mining Co.
              Metals & Mining
     2.5      Newfield Exploration Co.
              Oil & Gas
     2.3      Weatherford International, Inc.
              Energy Equipment & Services
     2.3      Goldcorp, Inc.
              Metals & Mining

Holdings are subject to change.

                                       www.prudential.com  (800) 225-1852

Annual Report     May 31, 2002

Cumulative Total Returns(1)     As of 5/31/02

                                                                 Since
                             One Year  Five Years   Ten Years  Inception(2)
     Class A                   9.43%     61.26%      210.87%     202.85%
     Class B                   8.57      55.48       188.27      212.35
     Class C                   8.57      55.48         N/A       130.47
     Class Z                   9.69      63.44         N/A        75.15
     Lipper Natural
     Resources Funds Avg.(3)  -6.13      31.47       175.85         ***
     S&P 500 Index4          -13.84      34.64       212.83        ****
     MSCI World Index5       -12.56      14.71       117.80       *****

Average Annual Total Returns(1)     As of 6/30/02

                                                     Since
               One Year  Five Years   Ten Years    Inception(2)
     Class A     9.49%     7.70%       10.66%         8.18%
     Class B     9.43      7.87        10.40          7.44
     Class C     12.29     7.80         N/A           9.88
     Class Z     15.52     9.11         N/A           8.68

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception dates: Class A, 1/22/90; Class B, 9/28/87; Class C, 8/1/94; and Class Z, 9/16/96. 3 The Lipper
Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Natural Resources Funds category. Funds in the Lipper Natural Resources Funds Average invest more than 65% of their equity commitment in natural resource stocks. 4 The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. 5 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of approximately 23 developed market country indexes in Australia, Canada, Europe, the Far East, New Zealand,and the United States.

Investors cannot invest directly in an index.

The returns for the Lipper Average, S&P 500 Index, and MSCI World
Index would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are 178.35% for Class A; 198.13% for Class B; 116.57% for Class C; and 49.76% for Class Z, based on all funds in each share class.

****S&P 500 Index Since Inception returns are 327.18% for Class A; 373.72% for Class B; 166.90% for Class C; and 68.41% for Class Z, based on all funds in each share class.

*****MSCI World Index Since Inception returns are 117.02% for Class A; 151.07% for Class B; 71.91% for Class C; and 31.86% for Class Z, based on all funds in each share class.

(Logo)Prudential Financial            July 15, 2002

DEAR SHAREHOLDER,
Your Prudential Natural Resources Fund continued its record of strong performance in its fiscal year ended May 31, 2002. While the overall stock market--in the United States, as represented by the S&P 500 Index and worldwide by the MSCI World Index--had a double-digit decline, the Fund's positive return was near the long-term average for U.S. stocks and much higher than the Lipper Natural Resources Funds Average for the reporting period.

The Fund's return was lifted by its holdings in gold-mining companies and, to a much smaller extent, energy resources. The Fund's policy of diversifying across several natural resource sectors at any one time has enabled it to profit from opportunities in different sectors over the years. Last year, for example, energy and platinum stocks supported the Fund's return. Over the past 10 years, its return is in line with the S&P 500 Index and far above the Lipper Average, while presenting a year-to-year profile of returns that could make it a diversifying element in many portfolios.

In the report that follows, the Fund's adviser describes the changes in the markets during this reporting period, and gives an account of the contributors to its return.

Sincerely,


David R. Odenath, Jr., President
Prudential Natural Resources Fund, Inc.

Prudential Natural Resources Fund, Inc.

Annual Report     May 31, 2002

INVESTMENT ADVISER'S REPORT

OUR INVESTMENT PHILOSOPHY AND PERIOD OVERVIEW
We believe that in the long run, the share prices of natural resource stocks are driven by the prices of the underlying commodities and by the natural resource companies' earnings. When commodity prices decline, however, earnings generally become depressed, investors' sentiment falls, and share prices are low even compared to the depressed current earnings. We try to focus on sectors of the global natural resource markets during these depressed periods, but we do this after our research indicates that commodity prices are about to turn.

During this reporting period, the largest portion of the Fund's gains came from its long-term gold strategy, which benefited from rising demand and leasing prices for gold. However, a substantial additional contribution came from investments in natural gas last year during just such an exceptional buying opportunity. At the end of 2001, natural gas prices were low, storage inventory was very high, and investors were extremely pessimistic about 2002 natural gas prices.
Our research revealed that natural gas supply was going to drop much faster than analysts predicted, and that the huge inventory surplus would turn into a deficit by the third quarter of this year. Our price forecast for 2002 was significantly higher than the Wall Street average. Consequently, at the end of 2001 and the beginning of 2002, we added substantial exposure to oil service stocks (whose earnings are dependent on North American natural gas drilling) and to natural gas exploration and production stocks. Gas prices rallied sharply in the first half of 2002, and these stocks contributed strongly to the Fund's performance over the last year.

WHY GOLD NOW?
Gold has been in a long bear market over the last 20 years. Yearly consumption of gold far outstrips mine supply, but central banks' selling and lending of gold keep pushing down the price. We expect that, sooner or later, the imbalance between demand and mined supply will drive the price of gold higher. However, since central banks are unpredictable, it is difficult

Prudential Natural Resources Fund, Inc.

Annual Report     May 31, 2002

to time the rise. Because we believe that gold stocks represent some of the best value in the market today, we had to devise a strategy to keep some exposure to gold, but also shield the Fund from poor performance should the gold bear market continue. We tried to minimize our risk by buying stocks of companies whose earnings would be most affected by a rising gold price, such as companies that did not contract for their future production at today's prices (a very popular move over the last five years). We also focused on small marginal companies such as Durban Roodepoort Deep. Durban has large reserves of low-grade ore. When gold is inexpensive, these reserves have little value because mining costs are greater than the price of the gold produced. However, as the gold price rises, these reserves can be mined at a profit, and they can become very valuable. Durban's shares rose 369% during the Fund's fiscal year, making it the largest single contributor to the Fund's return. Other large contributors included Repadre Capital and Goldcorp.

Although gold stocks had a huge gain this reporting period, we think they are still very inexpensive compared to the overall stock market, so we still hold most of our positions. As a point of reference, the chart on page 5 shows the Dow Jones Industrial Average divided by the price of one ounce of gold. Financial assets have been as richly valued relative to gold only three times in the last 100 years: 1928-1929, 1968-1970, and 1999-2000. The overvalued peaks of 1929 and 1969 were followed by periods of rising gold prices and extremely rewarding gold stock performance. The peak of 1999 could very well represent the same buying opportunity in gold-related equities. Our research leads us to expect an extremely large bull market in gold.

OUR ENERGY THEME PRODUCED FOR US
We believe that companies that produce, transport, and service the natural gas industry are strong long-term investments because consumption has been rising while natural gas reserves (the gas in known sources) are being depleted. Depletion means that the natural gas industry must drill at ever-increasing rates just to keep production from declining. Our research shows that U.S. drilling activity had to increase 50% over the last five years to main-


4

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                                       www.prudential.com  (800) 225-1852

Annual Report     May 31, 2002

Dow Jones Index/Gold Price

(Graph)

Source: Prudential Investments; The Gold Institute; Bloomberg; and The Dow Jones Averages, 1885-1990, Edited by Phyllis S. Peirce, and published by Business One Irwin, Homewood, Illinois 60430. The Dow Jones Industrial Average (DJIA) serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. The Index is a price-weighted average, affected only by the stocks' prices. Past performance is not indicative of future results. Investors cannot invest directly in an index.

tain the same level of production. Demand for natural gas remains strong because most of the electricity-generating plants built in the past several years are fueled by clean-burning natural gas.

For many years, rigs that drill for natural gas on land have been in oversupply. The industry has been consolidating as financially strong companies absorb weaker ones. Many older drilling rigs have been scrapped. Thus, a less competitive drilling industry is benefiting from swiftly rising demand. Nabors Industries is the largest owner of land rigs in the United States. We bought the stock near its bottom when the price of gas was falling. After precious metals stocks, it was the largest single contributor to return. The Fund also had substantial gains on other drilling service companies, including BJ Services and Smith International (see Comments on Largest Holdings for both). The contribution of Western Gas Resources (also see Comments on Largest Holdings) was negligible over this reporting period.

Prudential Natural Resources Fund, Inc.

Annual Report     May 31, 2002

ONE ENERGY STOCK WAS A SUBSTANTIAL DETRACTOR
Maverick Tube makes the specialized steel tubing used to surround well bores during drilling. Maverick has been growing by acquisition, and it reported restructuring charges over this period. Moreover, competition from imports, the slow recovery of international drilling, and high inventory levels reduced its profitability. We think the share price will recover as drilling increases.

PLATINUM GROUP METALS
Platinum and palladium are precious metals that are primarily used for automobile catalytic converters, but also for jewelry and electronics. Increasingly stringent automobile emission standards worldwide have increased the demand for both platinum and palladium, resulting in bull markets for both metals. However, over the last year there has been a large price divergence between the two metals and the companies that mine them. Demand for palladium increased faster than demand for platinum because palladium-based catalytic converters can operate at hotter temperatures, which improves their efficiency in removing pollutants from automobile exhaust. The large increase in palladium demand and erratic supplies from Russia, which supplies 60% of Western palladium demand, forced prices up more than 400% in the last five years.

Our research found that in response to this uncertainty of supply, a major auto company bought several years' worth of inventory in a single purchase from a Russian source. This purchase removed a large part of the current demand from the market. The price of palladium has fallen by 60% since then, hurting the Fund's holding in Stillwater
Mining, one of only two palladium producers outside of Russia and South Africa. Moreover, the Securities and Exchange Commission (SEC) challenged Stillwater's method of classifying palladium resources and potential reserves. An unfavorable ruling to the company would have resulted in a huge write-down and restatement of Stillwater's earnings. Its shares dropped 44% over the period. After the


6

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                                       www.prudential.com  (800) 225-1852

end of the Fund's reporting period, Stillwater and the SEC settled with only minor revisions to the company's reserve calculations. In our view, these factors affecting Stillwater are short-term, and do not reduce the long-term value of its stock. We expect the price of palladium to recover and resume its rise when the large inventory purchase is consumed, if not sooner.

Although the worries that world automobile production would decrease affected the price of platinum, it performed much better than palladium. Increased substitution of platinum for palladium in catalytic converters that didn't require palladium's high-temperature features and buoyant Chinese platinum jewelry consumption have strengthened demand. The Fund's platinum holdings had a positive impact for the year.

KAISER ALUMINUM DECLARED BANKRUPTCY
The Fund held a few aluminum stocks, all of which were hurt by the low price of the metal during the economic downturn and the prospect of lower demand because of cancelled orders for large aircraft after September 11. Airplane manufacturers are major users of aluminum. Moreover, just as we did with gold, we held some marginal producers, such as Kaiser, in order to maximize the impact of a recovery on return. In addition to the low price of aluminum, Kaiser was hurt by asbestos and operational problems at a large plant. It declared bankruptcy and its shares lost almost all of their value. The Fund's position was small, but the size of the price decline made it a substantial detractor from its return.

Prudential Natural Resources Fund, Inc.

Annual Report     May 31, 2002

LOOKING AHEAD
We remain bullish on oil and natural gas-related stocks. Over the next two years, we expect natural gas companies to use the strong cash flows generated from today's high prices to replenish their depleting reserves. As a result, natural gas drilling activity may far surpass present expectations. In addition, we believe that oil prices will remain above $25 a barrel as the year goes on. We believe the Fund is well positioned to take advantage of today's very positive global energy market.

We expect metal stocks will benefit further from the economy's recovery, and we have been adding some base metal and silver companies to the portfolio.

Prudential Natural Resources Fund Management Team
                                       www.prudential.com  (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/02

4.4%     BJ Services Co./Energy Equipment & Services
         BJ Services provides pressure pumping and cementing services, which are very sensitive to increases in drilling activity. BJ's annual sales have risen rapidly since 1999.
4.0      Smith International, Inc./Energy Equipment & Services
         Smith International makes premium drill bits, drilling fluids, and related products, and offers drilling-related services. Its annual sales have risen rapidly since 1999.
3.9      Western Gas Resources, Inc./Oil & Gas
         Western Gas is one of the largest producers of gas in the Powder River Basin, one of the last great, unexploited gas reserve basins in the United States. Gas production should grow significantly in the next several years.
3.6      Impala Platinum Holdings Ltd./Metals & Mining
         Impala operates the world's second largest platinum mine in South Africa. Reserves are large, and drilling costs are low. For its fiscal year ended June 2001, earnings were 108% higher than the year 2000, and year 2000 earnings were 83% higher than in 1999.
3.6      Anglo American Platinum Corp., Ltd./Metals & Mining
         Anglo American operates many mines in South Africa. We believe it has the greatest long-term potential of platinum/palladium companies because of its extensive assets. Its annual product turnover rose 82% in 2000, and another 15% in 2001.

Holdings are subject to change.

ANNUAL REPORT
MAY 31, 2002

PRUDENTIAL
Natural Resources Fund, Inc.


FINANCIAL STATEMENTS

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2002

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.4%
Common Stocks  94.5%
-------------------------------------------------------------------------------------
Chemicals  0.9%
     12,200   Hokko Chemical Industry Co., Ltd.                     $       50,530
     13,500   Potash Corp. of Saskatchewan, Inc.                           904,770
                                                                    --------------
                                                                           955,300
-------------------------------------------------------------------------------------
Diversified Financials  2.2%
     50,000   Globaly Corp.                                                793,710
     47,000   Kobayashi Yoko Co., Ltd.                                     806,683
    127,000   Nihon Unicom Corp.                                           798,223
                                                                    --------------
                                                                         2,398,616
-------------------------------------------------------------------------------------
Energy Equipment & Services  25.9%
    124,600   BJ Services Co.(a)                                         4,674,992
     21,315   Bouygues Offshore SA                                       1,183,841
     20,600   Cooper Cameron Corp.(a)                                    1,159,162
     34,500   ENSCO International, Inc.                                  1,129,875
     63,288   FMC Technologies, Inc.(a)                                  1,420,816
    190,600   Genoil, Inc.(a)                                               19,959
     49,400   Grant Prideco, Inc.(a)                                       741,000
     76,400   Grey Wolf, Inc.(a)                                           343,800
     23,800   Hydril Co.(a)                                                629,510
     50,000   Lone Star Technologies, Inc.(a)                            1,200,000
    102,400   Maverick Tube Corp.(a)                                     1,587,200
     47,100   Nabors Industries, Inc.(a)                                 2,067,690
     14,600   NATCO Group, Inc. Class A(a)                                 120,012
     43,900   National-Oilwell, Inc.(a)                                  1,121,206
     94,600   Oil States International, Inc.(a)                          1,030,194
     39,000   Rowan Cos., Inc.                                           1,002,300
     58,000   Smith International, Inc.(a)                               4,256,040
     62,000   Stolt Offshore SA (ADR)(a)                                   492,844
     12,900   Torch Offshore, Inc.(a)                                       96,750
     43,900   W-H Energy Services, Inc.(a)                               1,000,920
     49,400   Weatherford International, Inc.(a)                         2,487,290
                                                                    --------------
                                                                        27,765,401

    See Notes to Financial Statements                                     11

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Metals & Mining  42.5%
     43,900   Aber Diamond Corp.(a)                                 $      810,509
     58,100   African Rainbow Minerals Gold Ltd.(a)                        330,119
     63,500   Agnico-Eagle Mines Ltd.                                    1,065,986
     78,700   Anglo American Platinum Corp., Ltd.(a)                     3,827,101
    114,920   AngloGold Ltd. (Australian Dollar)                           728,574
     17,276   AngloGold Ltd. (South African Rand)                        1,112,488
    186,200   Apex Silver Mines Ltd.(a)                                  3,156,090
     96,800   Arizona Star Resource Corp.(a)                               152,047
        465   Ashanti Goldfields Co., Ltd. (GDR)(a)                          2,874
    363,400   Avgold Ltd.(a)                                               337,810
     99,700   Black Hawk Mining, Inc.(a)                                    11,419
     56,700   Cameco Corp.                                               1,562,268
     27,900   Century Aluminum Co.                                         453,096
     65,600   Companhia Vale do Rio Doce (ADR)(a)                        1,968,000
     62,000   Corner Bay Silver, Inc.(a)                                   274,708
     26,300   Durban Roodepoort Deep Ltd.(a)                               134,625
    423,300   Durban Roodepoort Deep Ltd. (ADR)(a)                       2,184,228
     10,540   European Goldfields Ltd.(a)                                   30,352
    114,400   Freeport-McMoRan Copper & Gold, Inc. Class B(a)            2,259,400
    105,400   Gabriel Resources Ltd.(a)                                    389,744
     60,976   Gold Fields Ltd. (ADR)                                       849,396
    209,200   Goldcorp, Inc.                                             2,458,100
     57,100   Golden Star Resources Ltd.(a)                                131,901
     75,800   Harmony Gold Mining Co., Ltd.                              1,195,065
     34,000   Harmony Gold Mining Co., Ltd. (ADR)                          550,460
    200,200   IAMGOLD Corp.                                              1,027,236
     59,500   Impala Platinum Holdings Ltd.                              3,896,072
    131,000   Ivanhoe Mines Ltd.(a)                                        304,362
    440,100   Kinross Gold Corp.(a)                                      1,143,489
     38,000   Korea Zinc Co., Ltd.                                         681,804
  1,760,200   Lihir Gold Ltd.(a)                                         1,544,378
     95,400   Meridian Gold, Inc.(a)                                     1,807,537
    190,500   Nelson Resources Ltd.(a)                                     110,962
     47,800   Newmont Mining Corp.                                       1,491,838

    12                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     51,900   Placer Dome, Inc.                                     $      705,840
    280,300   Platinum Group Metals Ltd.(a)                                119,241
    108,000   Randgold & Exploration Co., Ltd.(a)                          254,304
    379,675   Repadre Capital Corp.(a)                                   2,084,799
    176,800   Stillwater Mining Co.(a)                                   3,129,360
     20,040   TVX Gold, Inc.(a)                                             21,247
     52,500   Western Areas Ltd.(a)                                        210,423
    195,500   WMC Ltd.                                                   1,070,122
     19,480   Zimbabwe Platinum Mines Ltd.(a)                               13,783
                                                                    --------------
                                                                        45,593,157
-------------------------------------------------------------------------------------
Oil & Gas  22.9%
     14,630   Apache Corp.                                                 814,598
     19,200   Brigham Exploration Co.(a)                                    98,861
     48,634   Canadian Natural Resources Ltd.                            1,597,843
     23,500   Devon Energy Corp.                                         1,227,875
     61,700   Encore Acquisition Co.(a)                                    955,733
     20,000   Evergreen Resources, Inc.(a)                                 894,000
     20,200   FX Energy, Inc.(a)                                            41,006
      1,536   KCS Energy, Inc.(a)                                            4,117
     29,700   McMoRan Exploration Co.(a)                                   125,928
     73,200   Newfield Exploration Co.(a)                                2,639,592
     25,400   Noble Energy, Inc.                                           969,264
     86,886   Pioneer Natural Resources Co.(a)                           2,096,559
     13,900   Premcor, Inc.(a)                                             373,910
     39,500   Quicksilver Resources, Inc.(a)                               948,000
     33,400   St. Mary Land & Exploration Co.                              773,544
    113,600   Suncor Energy, Inc.                                        1,995,497
     58,800   Swift Energy Co.(a)                                          862,596
     10,620   Talisman Energy, Inc. (Canadian Dollar)                      472,146
     19,140   Talisman Energy, Inc.                                        846,754
     36,500   Valero Energy Corp.                                        1,441,750
    114,300   Western Gas Resources, Inc.                                4,235,958
     56,812   XTO Energy, Inc.                                           1,151,011
                                                                    --------------
                                                                        24,566,542

    See Notes to Financial Statements                                     13

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Paper & Forest Products  0.1%
    546,888   Fletcher Challenge Ltd.(a)                            $       68,105
                                                                    --------------
              Total common stocks (cost $66,193,899)                   101,347,121
                                                                    --------------
PREFERRED STOCKS  0.1%
-------------------------------------------------------------------------------------
Oil & Gas
        182   KCS Energy, Inc.(a)(c)(d)
               (cost $182,000; purchased 2/20/01)                          162,587
STAPLE UNIT  0.7%
-------------------------------------------------------------------------------------
Containers & Packaging
     83,100   TimberWest Forest Ltd.(b)
               (cost $625,209)                                             720,077
WARRANTS(a)  0.1%
-------------------------------------------------------------------------------------
Gold
     19,342   Durban Roodepoort Deep Ltd. Expiring 6/30/02
               @ ZAR 6,000                                                   1,386
-------------------------------------------------------------------------------------
Silver  0.1%
     75,000   Apex Silver Mines Ltd. Expiring 11/4/02 @ US$18              120,000
                                                                    --------------
              Total warrants (cost $0)                                     121,386
                                                                    --------------
              Total long-term investments (cost $67,001,108)           102,351,171
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  4.9%
-------------------------------------------------------------------------------------
Mutual Fund
  5,201,743   Prudential Core Investment Fund--Taxable Money
               Market Series (cost $5,201,743; Note 3)              $    5,201,743
                                                                    --------------
              Total Investments  100.3%
               (cost $72,202,851; Note 5)                              107,552,914
              Liabilities in excess of other assets  (0.3%)               (290,447)
                                                                    --------------
              Net Assets  100%                                      $  107,262,467
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
(b) A Stapled Unit consists of 1 common share, 100 preferred shares, and 1 subordinate note receipt.
(c) Represents a security that is restricted; the cost is $182,000. The value $162,587 is approximately 0.1% of net assets.
(d) Indicates a fair valued security. The aggregate value, $162,587 is approximately 0.1% of net assets.
ADR--American Depository Receipt.
GDR--Global Depositary Receipt.
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
ZAR--South African Rand.

The classification of portfolio holdings by country and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2002 was as follows:
United States..........................................................   67.9%
Canada.................................................................   14.7
South Africa...........................................................   10.5
Australia..............................................................    3.1
Japan..................................................................    2.3
France.................................................................    1.1
South Korea............................................................    0.6
New Zealand............................................................    0.1
                                                                         -----
                                                                         100.3
Liabilities in excess of other assets..................................   (0.3)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     15

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities

                                                                    May 31, 2002
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $72,202,851)                            $107,552,914
Foreign currency, at value (cost $2,534)                                   2,793
Receivable for Fund shares sold                                        1,209,700
Dividends and interest receivable                                         49,678
Other assets                                                               5,760
                                                                    ------------
      Total assets                                                   108,820,845
                                                                    ------------
LIABILITIES
Payable for investments purchased                                      1,080,469
Payable for Fund shares reacquired                                       235,879
Accrued expenses and other liabilities                                   123,529
Management fee payable                                                    65,219
Distribution fee payable                                                  47,560
Withholding taxes payable                                                  5,003
Payable to custodian                                                         643
Deferred trustee's fees                                                       76
                                                                    ------------
      Total liabilities                                                1,558,378
                                                                    ------------
NET ASSETS                                                          $107,262,467
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Common stock, at par                                             $     54,094
   Paid-in capital in excess of par                                   73,040,528
                                                                    ------------
                                                                      73,094,622
   Accumulated net investment loss                                      (881,124)
   Accumulated net realized loss on investments and foreign
      currency transactions                                             (301,991)
   Net unrealized appreciation on investments and foreign
      currencies                                                      35,350,960
                                                                    ------------
Net assets, May 31, 2002                                            $107,262,467
                                                                    ------------
                                                                    ------------

    16                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                    May 31, 2002
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($51,253,862
      / 2,483,128 shares of common stock issued and
      outstanding)                                                        $20.64
   Maximum sales charge (5% of offering price)                              1.09
                                                                          ------
   Maximum offering price to public                                       $21.73
                                                                          ======
Class B:
   Net asset value, offering price and redemption price per
      share ($40,002,709 / 2,132,414 shares of common stock
      issued and outstanding)                                             $18.76
                                                                          ======
Class C:
   Net asset value and redemption price per share ($5,278,125 /
      281,369 shares of common stock issued and outstanding)              $18.76
   Sales charge (1% of offering price)                                       .19
                                                                          ------
   Offering price to public                                               $18.95
                                                                          ======
Class Z:
   Net asset value, offering price and redemption price per
      share ($10,727,771 / 512,477 shares of common stock
      issued and outstanding)                                             $20.93
                                                                          ======

    See Notes to Financial Statements                                     17

       Prudential Natural Resources Fund, Inc.
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                     May 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $23,255)           $ 1,161,512
   Interest                                                               29,908
                                                                     ------------
      Total income                                                     1,191,420
                                                                     ------------
Expenses
   Management fee                                                        598,649
   Distribution fee--Class A                                              94,342
   Distribution fee--Class B                                             320,400
   Distribution fee--Class C                                              37,709
   Custodian's fees and expenses                                         175,000
   Transfer agent's fees and expenses                                    139,000
   Registration fees                                                      75,000
   Reports to shareholders                                                73,000
   Legal fees and expenses                                                56,000
   Audit fee                                                              35,000
   Directors' fees                                                        13,000
   Miscellaneous                                                           2,526
                                                                     ------------
      Total expenses                                                   1,619,626
                                                                     ------------
Net investment loss                                                     (428,206 )
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                             1,325,577
   Foreign currency transactions                                         (87,701 )
                                                                     ------------
                                                                       1,237,876
                                                                     ------------
Net change in unrealized appreciation on:
   Investments                                                         6,531,358
   Foreign currencies                                                        759
                                                                     ------------
                                                                       6,532,117
                                                                     ------------
Net gain on investments and foreign currencies                         7,769,993
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 7,341,787
                                                                     ------------
                                                                     ------------

    18                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Changes in Net Assets

                                                          Year Ended May 31,
                                                     ----------------------------
                                                         2002            2001
---------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)                      $   (428,206)   $    261,447
   Net realized gain on investment and foreign
      currency transactions                             1,237,876       7,767,086
   Net change in unrealized appreciation on
      investments and foreign currencies                6,532,117       8,833,062
                                                     ------------    ------------
   Net increase in net assets resulting from
      operations                                        7,341,787      16,861,595
                                                     ------------    ------------
   Dividends from net investment income (Note 1)
      Class A                                            (329,977)             --
      Class B                                             (87,548)             --
      Class C                                             (10,106)             --
      Class Z                                             (66,193)             --
                                                     ------------    ------------
                                                         (493,824)             --
                                                     ------------    ------------
Fund share transactions (net of share conversions)
   (Note 6)
   Net proceeds from shares sold                       27,039,173      26,198,059
   Net asset value of shares issued in
      reinvestment of dividends                           436,523              --
   Cost of shares reacquired                          (23,879,573)    (26,987,212)
                                                     ------------    ------------
   Net increase (decrease) in net assets from Fund
      share transactions                                3,596,123        (789,153)
                                                     ------------    ------------
Total increase                                         10,444,086      16,072,442
NET ASSETS
Beginning of year                                      96,818,381      80,745,939
                                                     ------------    ------------
End of year(a)                                       $107,262,467    $ 96,818,381
                                                     ------------    ------------
                                                     ------------    ------------
------------------------------
(a) Includes undistributed
net investment income of                             $         --    $    134,510
                                                     ------------    ------------

    See Notes to Financial Statements                                     19

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements

      Prudential Natural Resources Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value. Investments in mutual funds are valued at their net asset value.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.
    20

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
                                                                          21

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income annually and net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended May 31, 2002.

      PIMS has advised the Fund that it received approximately $59,900 and $10,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 2002. From these fees, PIMS
    22

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended May 31, 2002, it received approximately $56,200 and $3,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended May 31, 2002 the amounts of the commitment were as follows: $500 million from June 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended May 31, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended May 31, 2002, the Fund incurred fees of approximately $115,500 for the services of PMFS. As of May 31, 2002, approximately $10,700 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      Investment in the Core Funds:    The Fund invests in the Taxable Money
Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended May 31, 2002, the Fund earned income of approximately $16,300 from the Series by investing its excess cash.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear
                                                                          23

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the year ended May 31, 2002 was approximately $9,000 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2002 were $22,514,409 and $22,971,805, respectively.

Note 5. Distribution and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (loss) on investments. For the year ended May 31, 2002, the adjustments were to increase accumulated net investment loss by $93,604, decrease accumulated net realized loss on investments by $87,701 and increase paid-in capital in excess of par by $5,903 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment loss, net realized gains and net assets were not affected by this change.

      For the year ended May 31, 2002, the tax character of distributions paid by the Fund was $493,824 from ordinary income. As of May 31, 2002, the Fund had $1,901,338 of undistributed ordinary income and $206,855 of long-term capital gains on a tax basis. The tax basis differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October currency losses of approximately $45,100 and the utilization of prior year's capital loss carryforward of approximately $965,300 as well as other timing differences.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of May 31, 2002 were as follows:

                                                        Other         Total Net
                                                     Cost Basis       Unrealized
  Tax Basis        Appreciation     Depreciation     Adjustments     Appreciation
--------------     ------------     ------------     -----------     ------------
 $ 75,449,103      $ 37,431,360      $ 5,327,549        $ 897        $ 32,104,708

      The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign
    24

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

investment companies. The other cost basis adjustments are primarily attributable to appreciation of foreign currency and mark to market of receivables and payables.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million shares of $.01 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 125 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended May 31, 2002:
Shares sold                                                     448,812    $  7,930,895
Shares issued in reinvestment of dividends                       19,805         290,930
Shares reacquired                                              (551,578)     (8,939,041)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (82,961)       (717,216)
Shares issued upon conversion from Class B                      365,219       5,812,224
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   282,258    $  5,095,008
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2001:
Shares sold                                                     429,419    $  7,060,012
Shares reacquired                                              (629,224)    (10,224,707)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (199,805)     (3,164,695)
Shares issued upon conversion from Class B                      537,111       8,822,315
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   337,306    $  5,657,620
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended May 31, 2002:
Shares sold                                                     616,929    $  9,534,696
Shares issued in reinvestment of dividends                        5,393          72,268
Shares reacquired                                              (529,218)     (7,913,083)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     93,104       1,693,881
Shares reacquired upon conversion into Class A                 (401,431)     (5,812,224)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (308,327)   $ (4,118,343)
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          25

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended May 31, 2001:
Shares sold                                                     541,141    $  8,312,308
Shares reacquired                                              (757,977)    (11,115,347)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (216,836)     (2,803,039)
Shares reacquired upon conversion into Class A                 (587,988)     (8,822,315)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (804,824)   $(11,625,354)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Year ended May 31, 2002:
Shares sold                                                     131,826    $  2,041,290
Shares issued in reinvestment of distributions                      561           7,512
Shares reacquired                                               (97,898)     (1,384,073)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    34,489    $    664,729
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2001:
Shares sold                                                     152,798    $  2,345,106
Shares reacquired                                               (51,821)       (776,393)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   100,977    $  1,568,713
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended May 31, 2002:
Shares sold                                                     417,112    $  7,532,292
Shares issued in reinvestment of distributions                    4,423          65,813
Shares reacquired                                              (339,570)     (5,643,376)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    81,965    $  1,954,729
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2001:
Shares sold                                                     500,120    $  8,480,633
Shares reacquired                                              (290,256)     (4,870,765)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   209,864    $  3,609,868
                                                             ----------    ------------
                                                             ----------    ------------

                                                        ANNUAL REPORT
                                                        MAY 31, 2002
            PRUDENTIAL
            NATURAL RESOURCES FUND, INC.
--------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS

       Prudential Natural Resources Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                     ------------
                                                                      Year Ended
                                                                     May 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                     $  19.05
                                                                     ------------
Income from investment operations
Net investment income (loss)                                               (.04)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           1.78
                                                                     ------------
      Total from investment operations                                     1.74
                                                                     ------------
Less dividends and distributions
Dividends from net investment income                                       (.15)
Distributions from net realized gains on investments                         --
Distributions in excess of net realized gains on investments                 --
                                                                     ------------
      Total dividends and distributions                                    (.15)
                                                                     ------------
Net asset value, end of year                                           $  20.64
                                                                     ------------
                                                                     ------------
TOTAL RETURN(b):                                                           9.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 51,254
Average net assets (000)                                               $ 37,737
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.71%
   Expenses, excluding distribution and service (12b-1) fees               1.46%
Net investment income (loss)                                               (.23)%
For Class A, B, C and Z shares:
Portfolio turnover                                                           28%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  15.55             $  11.33             $  11.69             $  16.27
    --------             --------             --------             --------
         .13                 (.04)                (.05)                (.08)
        3.37                 4.26                  .20                (2.33)
    --------             --------             --------             --------
        3.50                 4.22                  .15                (2.41)
    --------             --------             --------             --------
          --                   --                   --                   --
          --                   --                   --                (2.17)
          --                   --                 (.51)                  --
    --------             --------             --------             --------
          --                   --                 (.51)               (2.17)
    --------             --------             --------             --------
    $  19.05             $  15.55             $  11.33             $  11.69
    --------             --------             --------             --------
    --------             --------             --------             --------
       22.51%               37.25%                2.41%              (14.41)%
    $ 41,934             $ 28,971             $ 23,930             $ 28,491
    $ 33,769             $ 26,574             $ 22,683             $ 37,933
        1.57%                1.53%                1.79%                1.55%
        1.32%                1.28%                1.54%                1.30%
         .78%                (.27)%               (.53)%               (.54)%
          26%                  22%                  16%                  25%

    See Notes to Financial Statements                                     29

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                     ------------
                                                                      Year Ended
                                                                     May 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                     $  17.33
                                                                     ------------
Income from investment operations
Net investment loss                                                        (.14)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           1.61
                                                                     ------------
   Total from investment operations                                        1.47
                                                                     ------------
Less dividends and distributions
Dividends from net investment income                                       (.04)
Distributions from net realized gains on investments                         --
Distributions in excess of net realized gains on investments                 --
                                                                     ------------
Total dividends and distributions                                          (.04)
                                                                     ------------
Net asset value, end of year                                           $  18.76
                                                                     ------------
                                                                     ------------
TOTAL RETURN(b):                                                           8.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 40,002
Average net assets (000)                                               $ 32,040
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               2.46%
   Expenses, excluding distribution and service (12b-1) fees               1.46%
Net investment loss                                                        (.95)%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  14.24             $  10.46             $  10.92             $  15.46
    --------             --------             --------             --------
        (.02)                (.13)                (.12)                (.17)
        3.11                 3.91                  .17                (2.20)
    --------             --------             --------             --------
        3.09                 3.78                  .05                (2.37)
    --------             --------             --------             --------
          --                   --                   --                   --
          --                   --                   --                (2.17)
          --                   --                 (.51)                  --
    --------             --------             --------             --------
          --                   --                 (.51)               (2.17)
    --------             --------             --------             --------
    $  17.33             $  14.24             $  10.46             $  10.92
    --------             --------             --------             --------
    --------             --------             --------             --------
       21.70%               36.14%                1.64%              (14.96)%
    $ 42,288             $ 46,230             $ 44,533             $ 67,029
    $ 39,793             $ 45,728             $ 48,644             $ 86,864
        2.32%                2.28%                2.54%                2.30%
        1.32%                1.28%                1.54%                1.30%
        (.16)%              (1.04)%              (1.28)%              (1.28)%

    See Notes to Financial Statements                                     31

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                     ------------
                                                                      Year Ended
                                                                     May 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                      $17.33
                                                                     ------------
Income from investment operations
Net investment income (loss)                                              (.14)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          1.61
                                                                     ------------
   Total from investment operations                                       1.47
                                                                     ------------
Less dividends and distributions
Dividends from net investment income                                      (.04)
Distributions from net realized gains on investments                        --
Distributions in excess of net realized gains on investments                --
                                                                     ------------
Total dividends and distributions                                         (.04)
                                                                     ------------
Net asset value, end of year                                            $18.76
                                                                     ------------
                                                                     ------------
TOTAL RETURN(b):                                                          8.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $5,278
Average net assets (000)                                                $3,771
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                2.46%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                1.46%
Net investment income (loss)                                              (.93)%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $14.24               $10.46               $10.92               $15.46
    -------              -------              -------              -------
        .01                 (.13)                (.12)                (.18)
       3.08                 3.91                  .17                (2.19)
    -------              -------              -------              -------
       3.09                 3.78                  .05                (2.37)
    -------              -------              -------              -------
         --                   --                   --                   --
         --                   --                   --                (2.17)
         --                   --                 (.51)                  --
    -------              -------              -------              -------
         --                   --                 (.51)               (2.17)
    -------              -------              -------              -------
     $17.33               $14.24               $10.46               $10.92
    -------              -------              -------              -------
    -------              -------              -------              -------
      21.70%               36.14%                1.64%              (14.96)%
     $4,277               $2,078               $1,568               $1,844
     $2,923               $1,851               $1,490               $2,060
       2.32%                2.28%                2.54%                2.30%
       1.32%                1.28%                1.54%                1.30%
        .05%               (1.04)%              (1.28)%              (1.35)%

    See Notes to Financial Statements                                     33

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                     ------------
                                                                      Year Ended
                                                                     May 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                     $  19.32
                                                                     ------------
Income from investment operations
Net investment income (loss)                                                 --(c)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           1.80
                                                                     ------------
   Total from investment operations                                        1.80
                                                                     ------------
Less dividends and distributions
Dividends from net investment income                                       (.19)
Distributions from net realized gains on investments                         --
Distributions in excess of net realized gains on dividends and
   investments                                                               --
                                                                     ------------
Total distributions                                                        (.19)
                                                                     ------------
Net asset value, end of year                                           $  20.93
                                                                     ------------
                                                                     ------------
TOTAL RETURN(b):                                                           9.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 10,728
Average net assets (000)                                               $  6,272
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.46%
   Expenses, excluding distribution and service (12b-1) fees               1.46%
Net investment income (loss)                                               (.01)%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
(c) Less than $.005 per share.
    34                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $15.71               $11.42               $11.76               $16.30
    -------              -------              -------              -------
        .20                   --(c)              (.03)                (.05)
       3.41                 4.29                  .20                (2.32)
    -------              -------              -------              -------
       3.61                 4.29                  .17                (2.37)
    -------              -------              -------              -------
         --                   --                   --                   --
         --                   --                   --                (2.17)
         --                   --                 (.51)                  --
    -------              -------              -------              -------
         --                   --                 (.51)               (2.17)
    -------              -------              -------              -------
     $19.32               $15.71               $11.42               $11.76
    -------              -------              -------              -------
    -------              -------              -------              -------
      22.98%               37.57%                2.56%              (14.12)%
     $8,319               $3,467               $1,630               $1,761
     $5,053               $2,552               $1,381               $2,581
       1.32%                1.28%                1.54%                1.30%
       1.32%                1.28%                1.54%                1.30%
       1.22%                   0%                (.30)%               (.33)%

    See Notes to Financial Statements                                     35

       Prudential Natural Resources Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Natural Resources Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Natural Resources Fund, Inc. (the 'Fund') at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 18, 2002

                                                        ANNUAL REPORT
                                                        MAY 31, 2002
            PRUDENTIAL
            NATURAL RESOURCES FUND, INC.
--------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND

Prudential Natural Resources Fund, Inc.     www.prudential.com  (800) 521-7466
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       Saul K. Fenster, Ph.D. (69)          Director               since 2000

                       Delayne Dedrick Gold (64)            Director               since 1996

                       Douglas H. McCorkindale (63)         Director               since 2000
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------  --------------------------------------------------------
                       Saul K. Fenster, Ph.D. (69)      President (since December 1978) of              79
                                                        New Jersey Institute of Technology;
                                                        Commissioner (since 1998) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (since 1985) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.

                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89

                       Douglas H. McCorkindale (63)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.



                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------  ---------------------------------
                       Saul K. Fenster, Ph.D. (69)      Member (since 2000), Board
                                                        of Directors of IDT
                                                        Corporation.

                       Delayne Dedrick Gold (64)

                       Douglas H. McCorkindale (63)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense);
                                                        Director of The High Yield
                                                        Plus Fund, Inc. (since
                                                        1996).

    38                                                                    39

Prudential Natural Resources Fund, Inc.     www.prudential.com  (800) 521-7466
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       W. Scott McDonald, Jr. (65)          Director               since 2000

                       Thomas T. Mooney (60)                Director               since 2000

                       Stephen P. Munn (60)                 Director               since 2000

                       Richard A. Redeker (58)              Director               since 2000

                       Robin B. Smith (62)                  Director               since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------  --------------------------------------------------------------
                       W. Scott McDonald, Jr. (65)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        Formerly principal (1995-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        founding Director of School, College
                                                        and University Underwriters Ltd.

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (60)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.

                       Richard A. Redeker (58)          Formerly Management Consultant of               73
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of
                                                        Prudential Investments (October
                                                        1996-January 1998).

                       Robin B. Smith (62)              Chairman and Chief Executive Officer            69
                                                        (since August 1996) of Publishers
                                                        Clearing House (publishing), formerly
                                                        President and Chief Executive Officer
                                                        (January 1988-August 1996) of
                                                        Publishers Clearing House.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------  -------------------------------
                       W. Scott McDonald, Jr. (65)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (60)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co., Inc.
                                                        (publishing and media).
                       Richard A. Redeker (58)

                       Robin B. Smith (62)              Director of BellSouth
                                                        Corporation (since 1992),
                                                        and Kmart Corporation
                                                        (retail) (since 1996).

    40                                                                    41

Prudential Natural Resources Fund, Inc.     www.prudential.com  (800) 521-7466
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       Louis A. Weil, III (61)              Director               since 2000

                       Clay T. Whitehead (63)               Director               since 1999
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------  ----------------------------------------------------------
                       Louis A. Weil, III (61)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-January 1995) of Phoenix
                                                        Newspapers, Inc.

                       Clay T. Whitehead (63)           President (since 1983) of National              91
                                                        Exchange Inc. (new business
                                                        development firm).


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------  -------------------------------
                       Louis A. Weil, III (61)

                       Clay T. Whitehead (63)           Director (since 2000) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 2000) of
                                                        The High Yield Plus Fund,
                                                        Inc.

    42                                                                    43

Prudential Natural Resources Fund, Inc.     www.prudential.com  (800) 521-7466
             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         since 1996
                                                            and Director

                       *David R. Odenath, Jr. (45)          President and          since 1999
                                                            Director

                       *Judy A. Rice (54)                   Vice President         since 2000
                                                            and Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------  ------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Fund Management, Inc. (PMF);
                                                        Vice President and Director (since
                                                        May 1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------  ----------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)

                       *Judy A. Rice (54)


    44                                                                    45

Prudential Natural Resources Fund, Inc.     www.prudential.com  (800) 521-7466
             Management of the Fund (Unaudited) Cont'd.

      Information pertaining to the officers of the Fund who are not also Directors is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          since 1997
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Maria G. Master (31)                 Secretary              since 2002

                       Marguerite E.H. Morrison (46)        Assistant              since 2002
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------  -------------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

                       Maria G. Master (31)             Vice President and Corporate Counsel
                                                        (since August 2001) of Prudential;
                                                        formerly Financial/Economic Analyst
                                                        with the Federal Reserve Bank of New
                                                        York (April 1999-July 2001),
                                                        Associate Attorney of Swidler Berlin
                                                        Shereff Friedman LLP (March
                                                        1997-April 1999) and Associate
                                                        Attorney of Riker, Danzig, Scherer,
                                                        Hyland & Perretti LLP (August
                                                        1995-March 1997).

                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer--Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Assistant Secretary
                                                        (since February 2001) of PI;
                                                        previously Vice President and
                                                        Associate General Counsel (December
                                                        1996-February 2001) of PI and Vice
                                                        President and Associate General
                                                        counsel (September 1987-September
                                                        1996) of Prudential Securities.


------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.

   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.

  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.

 **** This column includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)
    46                                                                    47

Prudential Natural Resources Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds

Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund

The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds

Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                       www.prudential.com  (800) 225-1852


Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds

Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
     Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
** Not exchangeable with Prudential mutual funds.

Prudential Natural Resources Fund, Inc.

Class A     Growth of a $10,000 Investment

(Line Graph)

Average Annual Total Returns as of 5/31/02
                                                               Since
                     One Year     Five Years     Ten Years   Inception
With Sales Charge     3.96%         8.91%          11.44%      8.93%
Without Sales Charge  9.43%        10.03%          12.01%      9.38%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class A shares) with a similar investment in the MSCI World Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (May 31, 1992) and the account values at the end of the current fiscal year (May 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI World Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of approximately 23 developed market country indexes in Australia, Canada, Europe, the Far East, New Zealand,and the United States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                       www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment


(Line Graph)

Average Annual Total Returns as of 5/31/02
                                                                Since
                    One Year     Five Years     Ten Years      Inception
With Sales Charge     3.57%        9.09%          11.17%         8.07%
Without Sales Charge  8.57%        9.23%          11.17%         8.07%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class B shares) with a similar investment in the MSCI World Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (May 31, 1992) and the account values at the end of the current fiscal year (May 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable CDSC was deducted from the value of the investment in Class B shares, assuming full redemption on May 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI World Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of approximately 23 developed market country indexes in Australia, Canada, Europe, the Far East, New Zealand,and the United States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Natural Resources Fund, Inc.

Class C     Growth of a $10,000 Investment


(Line Graph)

Average Annual Total Returns as of 5/31/02
                                                               Since
                    One Year     Five Years     Ten Years    Inception
With Sales Charge     6.50%        9.01%           N/A         11.11%
Without Sales Charge  8.57%        9.23%           N/A         11.25%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class C shares) with a similar investment in the MSCI World Index and the S&P 500 Index by portraying the initial account values at the commencement of operations (August 1, 1994) and the account values at the end of the current fiscal year (May 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on May 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI World Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of approximately 23 developed market country indexes in Australia, Canada, Europe, the Far East, New Zealand,and the United States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                                       www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(Line Graph)

Average Annual Total Returns as of 5/31/02

     One Year     Five Years     Ten Years     Since Inception
       9.69%        10.32%          N/A             10.32%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year in terms of total annual return by measuring the best and worst calendar years. The graph compares a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class Z shares) with a similar investment in the MSCI World Index and the S&P 500 Index by portraying the initial account values at the commencement of operations (September 16, 1996), and the account values at the end of the current fiscal year (May 31, 2002), as measured on a quarterly basis. For purposes of the graph and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI World Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of approximately 23 developed market country indexes in Australia, Canada, Europe, the Far East, New Zealand,and the United States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols     Nasdaq      CUSIP
     Class A     PGNAX     743970105
     Class B     PRGNX     743970204
     Class C     PNRCX     743970303
     Class Z     PNRZX     743970402

MF135E                IFS-A072389